Morgan Stanley Hawaii Municipal Trust
LETTER TO THE SHAREHOLDERS o NOVEMBER 30, 2002

Dear Shareholder:

During the 12 months ended November 30, 2002, U.S. economic indicators fluctuated between stronger and weaker growth. The economy continued to recover from recession and the aftermath of September 11. Real gross domestic product
(GDP) accelerated to an annual growth rate of 5.0 percent in the first quarter of 2002. In the spring, the economy began to send mixed signals and the recovery lost momentum. Weakness in manufacturing and capital spending combined with corporate-accounting scandals and geopolitical turmoil to slow GDP to a 1.3 percent annual growth rate in the second quarter. The strongest consumer spending of the year and the restocking of inventories led to 4.0 percent annual GDP growth in the third quarter. We expect the choppiness in the recovery pattern to continue.

As the economy gained strength in the first few months of 2002, a general consensus developed that the Federal Reserve Board would begin to tighten monetary policy and raise short-term interest rates. The bond market reacted to these concerns in March and yields rose. By late spring, however, the consensus shifted to favoring bonds as labor market and capital-spending indicators remained soft and new disclosures concerning corporate ethics spurred a flight to quality. Most importantly, the Federal Reserve changed its monetary policy bias from neutral toward one of easing. The market's expectations of eventual rate hikes were scaled back and bonds rallied. A mid-October surge in the equity markets created a downdraft in bonds, but renewed concerns about the economy helped bond prices improve by month-end. On November 6, 2002, the Federal Reserve lowered the federal funds rate from 1.75 to 1.25 percent. This marked the first change by the central bank in nearly one year.

Municipal Market Conditions

The economic environment and unsettled equity markets lowered municipal yields to levels last seen in the 1960s. During the first 11 months of 2002, the yield on the 30-year insured municipal bond index ranged from a high of 5.43 percent in March to a low of 4.74 percent in September. The index yield stood at 5.10 percent at the end of November 2002. Yields on Hawaii exempt bonds were at or near national levels.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A rising yield ratio indicates weaker relative performance by municipals. The ratio of 30-year insured municipal bond yields to 30-year Treasuries fell from 98 percent in December 2001 to 94 percent in March. As municipals lagged the summer rally in Treasuries, the ratio jumped to 102 percent in September. The ratio remained above 100 percent during October and November. These levels imply that municipals are cheap relative to Treasuries.

State and local governments took advantage of lower interest rates to refinance outstanding debt in a manner similar to homeowners refinancing their mortgages. Refinancing activity contributed to a surge in

Morgan Stanley Hawaii Municipal Trust
LETTER TO THE SHAREHOLDERS o NOVEMBER 30, 2002 continued

municipal bond underwriting, and long-term volume increased 27 percent to a record $328 billion in the first eleven months of 2002. Refunding issues represented almost one-quarter of the total. Issuance is on track to raise calendar year 2002's volume to $350 billion. Hawaii issuance, however, declined 16 percent and represented only 0.4 percent of total volume. The limited number of Hawaii issuers also created a scarcity of credits for diversification purposes.

                         30-Year Bond Yields 1997-2002


Date           Insured Municipal Yields         U.S. Treasury Yields       Insured Municipal Yields/U.S. Treasury Yields (Ratio)
--------------------------------------------------------------------------------------------------------------------------------
12/31/96                 5.60                          6.63                          84.46%
01/31/97                 5.70                          6.79                          83.95%
02/28/97                 5.65                          6.80                          83.09%
03/31/97                 5.90                          7.10                          83.10%
04/30/97                 5.75                          6.94                          82.85%
05/30/97                 5.65                          6.91                          81.77%
06/30/97                 5.60                          6.78                          82.60%
07/30/97                 5.25                          6.29                          83.47%
08/31/97                 5.48                          6.61                          82.90%
09/30/97                 5.40                          6.40                          84.38%
10/31/97                 5.35                          6.15                          86.99%
11/30/97                 5.30                          6.05                          87.60%
12/31/97                 5.15                          5.92                          86.99%
01/31/98                 5.15                          5.80                          88.79%
02/28/98                 5.20                          5.92                          87.84%
03/31/98                 5.25                          5.93                          88.53%
04/30/98                 5.35                          5.95                          89.92%
05/29/98                 5.20                          5.80                          89.66%
06/30/98                 5.20                          5.65                          92.04%
07/31/98                 5.18                          5.71                          90.72%
08/31/98                 5.03                          5.27                          95.45%
09/30/98                 4.95                          5.00                          99.00%
10/31/98                 5.05                          5.16                          97.87%
11/30/98                 5.00                          5.06                          98.81%
12/31/98                 5.05                          5.10                          99.02%
01/31/99                 5.00                          5.09                          98.23%
02/28/99                 5.10                          5.58                          91.40%
03/31/99                 5.15                          5.63                          91.47%
04/30/99                 5.20                          5.66                          91.87%
05/31/99                 5.30                          5.83                          90.91%
06/30/99                 5.47                          5.96                          91.78%
07/31/99                 5.55                          6.10                          90.98%
08/31/99                 5.75                          6.06                          94.88%
09/30/99                 5.85                          6.05                          96.69%
10/31/99                 6.03                          6.16                          97.89%
11/30/99                 6.00                          6.29                          95.39%
12/31/99                 5.97                          6.48                          92.13%
01/31/00                 6.18                          6.49                          95.22%
02/29/00                 6.04                          6.14                          98.37%
03/31/00                 5.82                          5.83                          99.83%
04/30/00                 5.91                          5.96                          99.16%
05/31/00                 5.91                          6.01                          98.34%
06/30/00                 5.84                          5.90                          98.98%
07/31/00                 5.73                          5.78                          99.13%
08/31/00                 5.62                          5.67                          99.12%
09/30/00                 5.74                          5.89                          97.45%
10/31/00                 5.65                          5.79                          97.58%
11/30/00                 5.55                          5.61                          98.93%
12/31/00                 5.27                          5.46                          96.52%
01/31/01                 5.30                          5.50                          96.36%
02/28/01                 5.27                          5.31                          99.25%
03/31/01                 5.26                          5.44                          96.69%
04/30/01                 5.45                          5.79                          94.13%
05/31/01                 5.40                          5.75                          93.91%
06/30/01                 5.35                          5.76                          92.88%
07/31/01                 5.16                          5.52                          93.48%
08/31/01                 5.07                          5.37                          94.41%
09/30/01                 5.20                          5.42                          95.94%
10/31/01                 5.04                          4.87                         103.49%
11/30/01                 5.17                          5.29                          97.73%
12/31/01                 5.36                          5.47                          97.99%
01/31/02                 5.22                          5.43                          96.13%
02/28/02                 5.14                          5.42                          94.83%
03/31/02                 5.43                          5.80                          93.62%
04/30/02                 5.30                          5.59                          94.81%
05/31/02                 5.29                          5.62                          94.13%
06/30/02                 5.27                          5.51                          95.64%
07/31/02                 5.12                          5.30                          96.60%
08/31/02                 5.00                          4.93                         101.42%
09/30/02                 4.74                          4.67                         101.50%
10/31/02                 5.01                          4.99                         100.40%
11/30/02                 5.10                          5.04                         101.19%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.



Performance

For the fiscal year ended November 30, 2002, the net asset value (NAV) of Morgan Stanley Hawaii Municipal Trust increased from $10.17 per share on November 30, 2001, to $10.33 per share on November 30, 2002. Based on this change, plus a reinvestment of tax-free dividends totaling $0.43 per share, the Fund's total return was 5.92 percent. Total return figures assume the reinvestment of all dividends and distributions. For the same time period, the Lehman Brothers Municipal Bond Index (Lehman Index) returned 6.32 percent. The Lehman Index is more heavily weighted with short and

Morgan Stanley Hawaii Municipal Trust
LETTER TO THE SHAREHOLDERS o NOVEMBER 30, 2002 continued

intermediate securities than the Fund and does not include expenses. The accompanying chart compares the Fund's performance to that of the Lehman Index.

Portfolio Structure

The Fund's net assets of $12.5 million were diversified among 12 long-term sectors and 24 credits. At the end of November, the portfolio's average maturity was 18 years. Average duration, a measure of sensitivity to interest-rate changes, was 5.9 years. The accompanying charts provide current information on the portfolio's credit ratings, maturity distribution and sector concentrations. Optional call provisions by year and their respective cost (book) yields are also shown.

Looking Ahead

The Federal Reserve Board's cautious approach toward an economic recovery helped stabilize the fixed-income markets earlier this year. In fact, the Fed's current willingness to be accommodative resulted in a major bond rally during the second and third calendar quarters. We believe that the yields on tax-exempt securities continue to favor municipal bonds as an attractive choice for tax-conscious investors. For many investors, the taxable equivalent yields available on municipal bonds may offer a significant advantage.

We appreciate your ongoing support of Morgan Stanley Hawaii Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin

Charles A. Fiumefreddo                   Mitchell M. Merin
Chairman of the Board                    President and CEO

Annual Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m. ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Hawaii Municipal Trust
LETTER TO THE SHAREHOLDERS o NOVEMBER 30, 2002 continued

LARGEST SECTORS AS OF NOVEMBER 30, 2002
(% OF NET ASSETS)

GENERAL OBLIGATION       23%
TRANSPORTATION           15%
MORTGAGE                 12%
EDUCATION                 7%
IDR/PCR*                  7%
HOSPITAL                  6%
WATER & SEWER             6%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

CREDIT RATINGS AS OF NOVEMBER 30, 2002
(% OF LONG-TERM PORTFOLIO)

Aaa or AAA               82%
Aa or AA                  2%
A or A                   12%
Baa or BBB                4%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

DISTRIBUTION BY MATURITY
(% OF LONG-TERM PORTFOLIO)

1-5 YEARS                 1.0%
5-10 YEARS                7.1%
10-15 YEARS              22.3%
15-20 YEARS              48.4%
20-30 YEARS              12.0%
30 + YEARS                9.2%

WEIGHTED AVERAGE MATURITY: 18 YEARS

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Hawaii Municipal Trust
LETTER TO THE SHAREHOLDERS o NOVEMBER 30, 2002 continued

CALL AND COST (BOOK) YIELD STRUCTURE
(BASED ON LONG-TERM PORTFOLIO)
NOVEMBER 30, 2002

WEIGHTED AVERAGE CALL PROTECTION: 7 YEARS

PERCENT CALLABLE

2004                      7%
2005                      9%
2006                      5%
2007                      3%
2008                      9%
2009                     13%
2010                     11%
2011                     23%
2012+                    20%

YEARS BONDS CALLABLE

WEIGHTED AVERAGE BOOK YIELD: 5.3%

COST (BOOK) YIELD*

2004                     5.7%
2005                     5.7%
2006                     6.2%
2007                     5.3%
2008                     5.2%
2009                     5.4%
2010                     5.7%
2011                     5.2%
2012+                    4.7%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE THE FUND'S OPERATING EXPENSES. FOR EXAMPLE, THE FUND IS EARNING A BOOK YIELD OF 5.7% ON 7% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2004.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Hawaii Municipal Trust
FUND PERFORMANCE o NOVEMBER 30, 2002


                                GROWTH OF $10,000
                                ($ in Thousands)

     DATE                          FUND                   LEHMAN
     ----                          ----                   ------
June 16, 1995                      9,700                 10,000
August 31, 1995                    9,659                 10,223
November 30, 1995                 10,108                 10,610
February 29, 1996                 10,192                 10,720
May 31, 1996                       9,997                 10,549
August 31, 1996                   10,195                 10,758
November 30, 1996                 10,678                 11,234
February 28, 1997                 10,696                 11,311
May 31, 1997                      10,836                 11,423
August 31, 1997                   11,126                 11,753
November 30, 1997                 11,418                 12,039
February 28, 1998                 11,733                 12,344
May 31, 1998                      11,852                 12,494
August 31, 1998                   12,131                 12,769
November 30, 1998                 12,317                 12,973
February 28, 1999                 12,355                 13,103
May 31, 1999                      12,313                 13,078
August 31, 1999                   11,935                 12,833
November 30, 1999                 11,799                 12,834
February 29, 2000                 11,791                 12,831
May 31, 2000                      11,870                 12,966
August 31, 2000                   12,604                 13,702
November 30, 2000                 12,774                 13,884
February 28, 2001                 13,234                 14,414
May 31, 2001                      13,298                 14,540
August 31, 2001                   13,946                 15,099
November 30, 2001                 13,875                 15,099
February 28, 2002                 14,135                 15,399
May 31, 2002                      14,208                 15,486
August 31, 2002                   14,749                 16,042
November 30, 2002                 14,697(3)              16,054


                           --- FUND   --- LEHMAN (4)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


Average Annual Total Returns
----------------------------

               PERIOD ENDED NOVEMBER 30, 2002
-------------------------------------------------------------
1 Year                              5.92%(1)        2.74%(2)
5 Years                             5.18%(1)        4.54%(2)
Since Inception (6/16/95)           5.73%(1)        5.30%(2)

------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value including the deduction of a 3% front-end sales charge assuming a complete redemption on November 30, 2002.

(4) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Hawaii Municipal Trust
PORTFOLIO OF INVESTMENTS o NOVEMBER 30, 2002

 PRINCIPAL
 AMOUNT IN                                                                        COUPON     MATURITY
 THOUSANDS                                                                         RATE        DATE         VALUE
-----------                                                                    ------------ ---------- --------------
            Hawaii Tax-Exempt Municipal Bonds* (86.0%)
            General Obligation (22.6%)
 $     500  Hawaii, Ser 2002 CY (FSA) ........................................ 5.75 %       02/01/15    $   567,610
            Hawaii County,
       300    1999 Ser A (FSA) ............................................... 5.50         05/15/17        319,416
       150    Ser 2001 A (FGIC) .............................................. 5.00         07/15/19        152,091
       500  Honolulu City & County, Ser 2001 A (FSA) ......................... 5.125        09/01/21        505,480
            Maui County,
       400    Ser 2002 B (MBIA) .............................................. 5.375        09/01/13        438,620
       300    Ser 2002 A (MBIA) .............................................. 5.25         03/01/18        313,620
       200    2001 Ser A (FGIC) .............................................. 5.00         03/01/21        199,748
       300  Puerto Rico, Public Improvement Refg Ser 2001 A (MBIA) ........... 5.50         07/01/21        328,734
 ---------                                                                                              -----------
     2,650                                                                                                2,825,319
 ---------                                                                                              -----------
            Educational Facilities Revenue (6.8%)
       500  University of Hawaii, Refg Ser 2001 B (FSA) ...................... 5.25         10/01/17        525,205
       300  University of Puerto Rico, Ser O (MBIA) .......................... 5.75         06/01/19        325,848
 ---------                                                                                              -----------
       800                                                                                                  851,053
 ---------                                                                                              -----------
            Electric Revenue (3.6%)
            Puerto Rico Electric Power Authority,
       300    Power Ser DD (FSA) ............................................. 4.50         07/01/19        295,167
       150    Power Ser X .................................................... 5.50         07/01/25        155,812
 ---------                                                                                              -----------
       450                                                                                                  450,979
 ---------                                                                                              -----------
            Hospital Revenue (6.3%)
            Hawaii Department of Budget & Finance,
       200    Kapiolani Health Care Ser 1996 ................................. 6.25         07/01/21        203,136
       100    Queens Health 1996 Ser A ....................................... 5.875        07/01/11        105,800
       500    Wilcox Memorial Hospital Ser 1998 .............................. 5.35         07/01/18        478,820
 ---------                                                                                              -----------
       800                                                                                                  787,756
 ---------                                                                                              -----------
            Industrial Development/Pollution Control Revenue (6.9%)
            Hawaii Department of Budget & Finance,
       500    Hawaiian Electric Co Ser 1999 B (AMT) (Ambac) .................. 5.75         12/01/18        531,265
       100    Hawaiian Electric Co Ser 1995 A (AMT) (MBIA) ................... 6.60         01/01/25        108,404
       200    Hawaiian Electric Co Ser 1996 A (AMT) (MBIA) ................... 6.20         05/01/26        218,582
 ---------                                                                                              -----------
       800                                                                                                  858,251
 ---------                                                                                              -----------
            Mortgage Revenue - Multi-Family (9.3%)
       125  Hawaii Housing Finance & Development Corporation, University of
              Hawaii Faculty Ser 1995 (Ambac) ................................ 5.65         10/01/16        134,515
       500  Honolulu City & County, Smith-Beretania Apartments FHA Insured
              Ser 2002 A ..................................................... 5.45         01/01/25        500,610
       500  Honolulu, Waipahu Towers GNMA Collateralized 1995 Ser A (AMT) .... 6.90         06/20/35        522,855
 ---------                                                                                              -----------
     1,125                                                                                                1,157,980
 ---------                                                                                              -----------

                       See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
PORTFOLIO OF INVESTMENTS o NOVEMBER 30, 2002 continued


 PRINCIPAL
 AMOUNT IN                                                                         COUPON       MATURITY
 THOUSANDS                                                                          RATE          DATE           VALUE
-----------                                                                     ------------ -------------- --------------
            Mortgage Revenue - Single Family (2.5%)
 $     300  Hawaii Housing Finance & Development Corporation, Purchase
 ---------    1994 Ser B (MBIA) ............................................... 5.90 %       07/01/27        $   307,548
                                                                                                             -----------
            Public Facilities Revenue (2.0%)
       250  Hawaii, Kapolei State Office Building 1998 Ser A COPs (Ambac) ..... 5.00         05/01/18            254,573
 ---------                                                                                                   -----------
            Transportation Facilities Revenue (14.6%)
            Hawaii,
       200    Airports Refg Ser 2001 (AMT) (FGIC) ............................. 5.25         07/01/21            200,676
       100    Harbor Ser 2002 A (Ambac) ....................................... 5.00         07/01/07            109,005
       200    Harbor Ser 1997 (AMT) (MBIA) .................................... 5.75         07/01/17            214,982
       500    Highway Ser 2000 (FSA) .......................................... 5.375        07/01/18            525,875
       300    Highway Ser 2001 (FSA) .......................................... 5.375        07/01/20            311,370
       500  Puerto Rico Highway & Transportation Authority, Ser 1998 A ........ 4.75         07/01/38            465,965
 ---------                                                                                                   -----------
     1,800                                                                                                     1,827,873
 ---------                                                                                                   -----------
            Water & Sewer Revenue (6.2%)
       300  Honolulu Board of Water Supply, Ser 2001 (FSA) .................... 5.125        07/01/21            303,456
            Honolulu City and County,
       200    Wastewater Jr Ser 1998 (FGIC) ................................... 5.25         07/01/17            209,676
       250    Wastewater Sr Ser 2001 (Ambac) .................................. 5.50         07/01/18            265,623
 ---------                                                                                                   -----------
       750                                                                                                       778,755
 ---------                                                                                                   -----------
            Other Revenue (2.4%)
       300  Hawaiian Department of Home Lands, Refg Ser 1999 .................. 4.45         07/01/11            300,678
 ---------                                                                                                   -----------
            Refunded (2.8%)
       300  Kauai County, Ser 2000 A (FGIC) ................................... 6.25         08/01/10+           353,304
 ---------                                                                                                   -----------
 $  10,325  Total Hawaii Tax-Exempt Municipal Bonds (Cost $10,396,172) (a) ...............     86.0%          10,754,069
 =========
            Other Assets in Excess of Liabilities ........................................     14.0            1,755,645
                                                                                              ------         -----------
            Net Assets ...................................................................    100.0%         $12,509,714
                                                                                              ======         ===========

------------
AMT  Alternative Minimum Tax.

COPs Certificates of Participation.

*    Puerto Rico issues represent 13% of net assets.

+    Prerefunded to call date shown.

(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $380,442 and the aggregate gross unrealized depreciation is $22,545, resulting in net unrealized appreciation of $357,897.

Bond Insurance:

Ambac   Ambac Assurance Corporation.

FGIC    Financial Guaranty Insurance Company.

FSA     Financial Security Assurance Inc.

MBIA    Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
November 30, 2002



Assets:
Investments in securities, at value
  (cost $10,396,172).............................    $10,754,069
Cash ............................................      1,550,556
Receivable for:
     Interest ...................................        200,835
     Shares of beneficial interest sold .........         22,310
Receivable from affiliate .......................         13,088
Prepaid expenses and other assets ...............          5,429
                                                     -----------
   Total Assets .................................     12,546,287
                                                     -----------
Liabilities:
Payable for:
     Dividends to shareholders ..................          3,948
     Distribution fee ...........................          2,006
Accrued expenses ................................         30,619
                                                     -----------
   Total Liabilities ............................         36,573
                                                     -----------
   Net Assets ...................................    $12,509,714
                                                     ===========
Composition of Net Assets:
Paid-in-capital .................................    $12,191,415
Net unrealized appreciation .....................        357,897
Accumulated undistributed net
  investment income .............................          1,530
Accumulated net realized loss ...................        (41,128)
                                                     -----------
   Net Assets ...................................    $12,509,714
                                                     ===========
Net Asset Value Per Share,
1,210,657 shares outstanding
(unlimited shares authorized of $.01 par
value) ..........................................         $10.33
                                                          ======
Maximum Offering Price Per Share,
(net asset value plus 3.09% of net asset
value) ..........................................         $10.65
                                                          ======

Statement of Operations
For the year ended November 30, 2002



Net Investment Income:
Interest Income ...............................   $531,470
                                                  --------
Expenses
Professional fees .............................     52,503
Shareholder reports and notices ...............     40,211
Investment management fee .....................     39,169
Distribution fee ..............................     22,078
Trustees' fees and expenses ...................     12,819
Transfer agent fees and expenses ..............      3,934
Custodian fees ................................        861
Other .........................................      7,296
                                                  --------
   Total Expenses .............................    178,871
Less: amounts waived/reimbursed ...............   (116,193)
Less: expense offset ..........................       (860)
                                                  --------
   Net Expenses ...............................     61,818
                                                  --------
   Net Investment Income ......................    469,652
                                                  --------
Net Realized and Unrealized Gain:
Net realized gain .............................     33,352
Net change in unrealized appreciation .........    138,031
                                                  --------
   Net Gain ...................................    171,383
                                                  --------
Net Increase ..................................   $641,035
                                                  ========


                       See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets




                                                                                      FOR THE YEAR         FOR THE YEAR
                                                                                         ENDED                 ENDED
                                                                                   NOVEMBER 30, 2002     NOVEMBER 30, 2001
                                                                                  -------------------   ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ..........................................................      $   469,652          $   398,080
Net realized gain ..............................................................           33,352               29,687
Net change in unrealized appreciation ..........................................          138,031              278,984
                                                                                      -----------          -----------
  Net Increase .................................................................          641,035              706,751
Dividends to shareholders from net investment income ...........................         (468,484)            (398,050)
Net increase from transactions in shares of beneficial interest ................        1,851,886            2,978,838
                                                                                      -----------          -----------
  Net Increase .................................................................        2,024,437            3,287,539
Net Assets:
Beginning of period ............................................................       10,485,277            7,197,738
                                                                                      -----------          -----------
End of Period
(Including accumulated undistributed net investment income of $1,530 and $30,
respectively) ..................................................................      $12,509,714          $10,485,277
                                                                                      ===========          ===========



                       See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
NOTES TO FINANCIAL STATEMENTS o NOVEMBER 30, 2002

1. Organization and Accounting Policies

Morgan Stanley Hawaii Municipal Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from both federal and State of Hawaii income taxes consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on March 14, 1995 and commenced operations on June 16, 1995.

The following is a summary of significant accounting policies:

A. Valuation of Investments - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Policy - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary

Morgan Stanley Hawaii Municipal Trust
NOTES TO FINANCIAL STATEMENTS o NOVEMBER 30, 2002 continued

differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays a management fee, calculated daily and payable monthly, by applying the annual rate of 0.35% to the Fund's daily net assets.

For the year ended November 30, 2002 and through December 31, 2003, the Investment Manager has agreed to assume all operating expenses to the extent that such expenses on an annualized basis exceed 0.55% of the daily net assets of the Fund. At November 30, 2002, included in the Statement of Assets and Liabilities is a receivable from affiliate which represents expense reimbursements due to the Fund.

3. Plan of Distribution

Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection with the promotion of sales of Fund shares.

Reimbursements for these expenses are made in monthly payments by the Fund to the Distributor, which will in no event exceed an amount equal to a payment at the annual rate of 0.20% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended November 30, 2002, the distribution fee was accrued at the annual rate of 0.20%.

The Distributor has informed the Fund that for the year ended November 30, 2002, it received $63,400 in commissions from the sale of shares of the Fund's beneficial interest. Such commissions are deducted from the proceeds of the shares and are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended November 30, 2002 aggregated $2,419,664 and $1,288,793, respectively.

Morgan Stanley Hawaii Municipal Trust
NOTES TO FINANCIAL STATEMENTS o NOVEMBER 30, 2002 continued

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At November 30, 2002, the Fund had transfer agent fees and expenses payable of approximately $100.

5. Federal Income Tax Status

During the year ended November 30, 2002, the Fund utilized approximately $33,000 of its net capital loss carryover. At November 30, 2002, the Fund had a net capital loss carryover of approximately $41,000 which will be available through November 30, 2008 to offset future capital gains to the extent provided by regulations.

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                               FOR THE YEAR                    FOR THE YEAR
                                                  ENDED                           ENDED
                                            NOVEMBER 30, 2002               NOVEMBER 30, 2001
                                      ------------------------------   ----------------------------
                                         SHARES           AMOUNT          SHARES          AMOUNT
                                      ------------   ---------------   ------------   -------------
Sold ..............................      412,371      $  4,272,006        374,437      $3,776,682
Reinvestment of dividends .........       18,464           189,521         15,010         151,480
                                         -------      ------------        -------      ----------
                                         430,835         4,461,527        389,447       3,928,162
Redeemed ..........................     (251,032)       (2,609,641)       (94,248)       (949,324)
                                        --------      ------------        -------      ----------
Net increase ......................      179,803      $  1,851,886        295,199      $2,978,838
                                        ========      ============        =======      ==========

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.

8. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At November 30, 2002, the Fund did not hold positions in residual interest bonds.

9. Change in Accounting Policy

Effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund.

Morgan Stanley Hawaii Municipal Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                              FOR THE YEAR ENDED NOVEMBER 30
                                                           ---------------------------------------------------------------------
                                                               2002           2001           2000          1999          1998
                                                           ------------   ------------   -----------   -----------   -----------
Selected Per Share Data:
Net asset value, beginning of period ...................       $10.17          $ 9.78        $9.47       $10.41        $10.12
                                                               ------         -------        -----       ------        ------
Income (loss) from investments operations:
 Net investment income .................................         0.43            0.44         0.45         0.46          0.49
 Net realized and unrealized gain (loss) ...............         0.16            0.39         0.31        (0.88)         0.29
                                                               ------         -------        -----       ------        ------
Total income (loss) from investment operations .........         0.59            0.83         0.76        (0.42)         0.78
                                                               ------         -------        -----       ------        ------
Less dividends and distributions from:
 Net investment income .................................        (0.43)         (0.44)        (0.45)       (0.46)        (0.49)
 Net realized gain .....................................           --             --            --        (0.06)           --
                                                               ------         ------         -----       ------        ------
Total dividends and distributions ......................        (0.43)         (0.44)        (0.45)       (0.52)        (0.49)
                                                               ------         ------         -----       ------        ------
Net asset value, end of period .........................       $10.33         $10.17         $9.78       $ 9.47        $10.41
                                                               ======         ======         =====       ======        ======
Total Return+ .........................................          5.92%          8.62%         8.26%       (4.20)%        7.87%
Ratios to Average Net Assets(1):
Expenses (before expense offset) .......................         0.56%          0.56%         0.56%        0.52%         0.20%
Net investment income ..................................         4.20%          4.33%         4.70%        4.54%         4.72%
Supplemental Data:
Net assets, end of period, in thousands ................      $12,510        $10,485        $7,198       $7,257        $6,998
Portfolio turnover rate ................................           13%            12%           19%          18%           26%

------------
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) If the Investment Manager had not assumed expenses and waived its investment management fee, the expense and net investment income ratios would have been as follows, which do not reflect the effect of expense offsets as follows:

                                  EXPENSE     NET INVESTMENT      EXPENSE
PERIOD ENDED:                      RATIO       INCOME RATIO       OFFSET
------------------------------   ---------   ----------------   ----------
   November 30, 2002 .........      1.60%           3.16%           0.01%
   November 30, 2001 .........      1.85            3.04            0.01
   November 30, 2000 .........      2.37            2.89            0.01
   November 30, 1999 .........      2.45            2.61            0.01
   November 30, 1998 .........      2.42            2.50            0.01

                       See Notes to Financial Statements

Morgan Stanley Hawaii Municipal Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Hawaii Municipal Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Hawaii Municipal Trust (the "Fund"), including the portfolio of investments, as of November 30, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Hawaii Municipal Trust as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
January 9, 2003


                       2002 Federal Tax Notice (unaudited)

       For the year ended November 30, 2002, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

Morgan Stanley Hawaii Municipal Trust
TRUSTEE AND OFFICER INFORMATION

Independent Trustees:

                                                                                           NUMBER OF
                                                TERM OF                                   PORTFOLIOS
                                               OFFICE AND                                  IN FUND
                               POSITION(S)     LENGTH OF                                   COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH         TIME         PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT       SERVED*         DURING PAST 5 YEARS      BY TRUSTEE**       HELD BY TRUSTEE
----------------------------- ------------- -------------- ---------------------------   ------------  -------------------------
Michael Bozic (61)            Trustee       Since          Retired; Director or Trustee     129        Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw                April 1994     of the Morgan Stanley Funds                 Corporation.
Counsel to the                                             and the TCW/DW Term Trusts;
  Independent Trustees                                     formerly Vice Chairman of
1675 Broadway                                              Kmart Corporation (December
New York, NY                                               1998-October 2000), Chairman
                                                           and Chief Executive Officer
                                                           of Levitz Furniture
                                                           Corporation (November
                                                           1995-November 1998) and
                                                           President and Chief
                                                           Executive Officer of Hills
                                                           Department Stores (May
                                                           1991-July 1995); formerly
                                                           variously Chairman, Chief
                                                           Executive Officer, President
                                                           and Chief Operating Officer
                                                           (1987-1991) of the Sears
                                                           Merchandise Group of Sears,
                                                           Roebuck & Co.

Edwin J. Garn (70)            Trustee       Since          Director or Trustee of the       129        Director of Franklin Covey
c/o Summit Ventures LLC                     January 1993   Morgan Stanley Funds and the                (time management systems),
1 Utah Center                                              TCW/DW Term Trusts; formerly                BMW Bank of North America,
201 S. Main Street                                         United States Senator                       Inc. (industrial loan
Salt Lake City, UT                                         (R-Utah) (1974-1992) and                    corporation), United Space
                                                           Chairman, Senate Banking                    Alliance (joint venture
                                                           Committee (1980-1986);                      between Lockheed Martin and
                                                           formerly Mayor of Salt Lake                 the Boeing Company) and
                                                           City, Utah (1971-1974);                     Nuskin Asia Pacific
                                                           formerly Astronaut, Space                   (multilevel marketing);
                                                           Shuttle Discovery (April                    member of the board of
                                                           12-19, 1985); Vice Chairman,                various civic and
                                                           Huntsman Corporation                        charitable organizations.
                                                           (chemical company); member
                                                           of the Utah Regional
                                                           Advisory Board of Pacific
                                                           Corp.

Wayne E. Hedien (68)          Trustee       Since          Retired; Director or Trustee     129        Director of The PMI Group
c/o Mayer, Brown, Rowe & Maw                September 1997 of the Morgan Stanley Funds                 Inc. (private mortgage
Counsel to the                                             and the TCW/DW Term Trusts;                 insurance); Trustee and
  Independent Trustees                                     formerly associated with the                Vice Chairman of The Field
1675 Broadway                                              Allstate Companies                          Museum of Natural History;
New York, NY                                               (1966-1994), most recently                  director of various other
                                                           as Chairman of The Allstate                 business and charitable
                                                           Corporation (March                          organizations.
                                                           1993-December 1994) and
                                                           Chairman and Chief Executive
                                                           Officer of its wholly-owned
                                                           subsidiary, Allstate
                                                           Insurance Company (July
                                                           1989-December 1994).

Morgan Stanley Hawaii Municipal Trust
TRUSTEE AND OFFICER INFORMATION continued

                                                                                           NUMBER OF
                                                TERM OF                                   PORTFOLIOS
                                               OFFICE AND                                  IN FUND
                               POSITION(S)     LENGTH OF                                   COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH         TIME         PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT       SERVED*         DURING PAST 5 YEARS      BY TRUSTEE**       HELD BY TRUSTEE
----------------------------- ------------- -------------- ---------------------------   ------------  -------------------------
Dr. Manuel H. Johnson (53)     Trustee       Since          Chairman of the Audit            129         Director of NVR, Inc. (home
c/o Johnson Smick                            July 1991      Committee and Director or                    construction); Chairman and
  International, Inc.                                       Trustee of the Morgan                        Trustee of the Financial
1133 Connecticut Avenue, N.W.                               Stanley Funds and the                        Accounting Foundation
Washington, D.C.                                            TCW/DW Term Trusts; Senior                   (oversight organization of
                                                            Partner, Johnson Smick                       the Financial Accounting
                                                            International, Inc., a                       Standards Board).
                                                            consulting firm;
                                                            Co-Chairman and a founder
                                                            of the Group of Seven
                                                            Council (G7C), an
                                                            international economic
                                                            commission; formerly Vice
                                                            Chairman of the Board of
                                                            Governors of the Federal
                                                            Reserve System and
                                                            Assistant Secretary of the
                                                            U.S. Treasury.

Michael E. Nugent (66)         Trustee       Since          Chairman of the Insurance        207          Director of various
c/o Triumph Capital, L.P.                    July 1991      Committee and Director or                     business organizations.
237 Park Avenue                                             Trustee of the Morgan
New York, NY                                                Stanley Funds and the
                                                            TCW/DW Term Trusts;
                                                            director/ trustee of
                                                            various investment
                                                            companies managed by Morgan
                                                            Stanley Investment
                                                            Management Inc. and Morgan
                                                            Stanley Investments LP
                                                            (since July 2001); General
                                                            Partner, Triumph Capital,
                                                            L.P., a private investment
                                                            partnership; formerly Vice
                                                            President, Bankers Trust
                                                            Company and BT Capital
                                                            Corporation (1984-1988).

Morgan Stanley Hawaii Municipal Trust
TRUSTEE AND OFFICER INFORMATION continued

Interested Trustees:


                                                                                           NUMBER OF
                                                TERM OF                                   PORTFOLIOS
                                               OFFICE AND                                  IN FUND
                               POSITION(S)     LENGTH OF                                   COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH         TIME         PRINCIPAL OCCUPATION(S)     OVERSEEN        OTHER DIRECTORSHIPS
     INDEPENDENT TRUSTEE       REGISTRANT       SERVED*         DURING PAST 5 YEARS      BY TRUSTEE**       HELD BY TRUSTEE
----------------------------- ------------- -------------- ---------------------------   ------------  -------------------------
Charles A. Fiumefreddo (69)    Chairman of    Since         Chairman and Director or         129        None
c/o Morgan Stanley Trust       the Board      July 1991     Trustee of the Morgan
Harborside Financial Center,   and Trustee                  Stanley Funds and the
Plaza Two,                                                  TCW/DW Term Trusts;
Jersey City, NJ                                             formerly Chairman, Chief
                                                            Executive Officer and
                                                            Director of the Investment
                                                            Manager, the Distributor
                                                            and Morgan Stanley
                                                            Services, Executive Vice
                                                            President and Director of
                                                            Morgan Stanley DW, Chairman
                                                            and Director of the
                                                            Transfer Agent, and
                                                            Director and/or officer of
                                                            various Morgan Stanley
                                                            subsidiaries (until June
                                                            1998) and Chief Executive
                                                            Officer of the Morgan
                                                            Stanley Funds and the
                                                            TCW/DW Term Trusts (until
                                                            September 2002).

James F. Higgins (54)          Trustee         Since        Senior Advisor of Morgan         129       None
c/o Morgan Stanley Trust                       June 2000    Stanley (since August
Harborside Financial Center,                                2000); Director of the
Plaza Two,                                                  Distributor and Dean Witter
Jersey City, NJ                                             Realty Inc.; Director or
                                                            Trustee of the Morgan
                                                            Stanley Funds and the
                                                            TCW/DW Term Trusts (since
                                                            June 2000); previously
                                                            President and Chief
                                                            Operating Officer of the
                                                            Private Client Group of
                                                            Morgan Stanley (May
                                                            1999-August 2000),
                                                            President and Chief
                                                            Operating Officer of
                                                            Individual Securities of
                                                            Morgan Stanley (February
                                                            1997-May 1999).

Philip J. Purcell (59)         Trustee         Since        Director or Trustee of the      129       Director of American
1585 Broadway                                  April 1994   Morgan Stanley Funds and                  Airlines, Inc. and its
New York, NY                                                the TCW/DW Term Trusts;                   parent company, AMR
                                                            Chairman of the Board of                  Corporation.
                                                            Directors and Chief
                                                            Executive Officer of Morgan
                                                            Stanley and Morgan Stanley
                                                            DW; Director of the
                                                            Distributor; Chairman of
                                                            the Board of Directors and
                                                            Chief Executive Officer of
                                                            Novus Credit Services Inc.;
                                                            Director and/or officer of
                                                            various Morgan Stanley
                                                            subsidiaries.

------------
* Each Trustee serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Hawaii Municipal Trust
TRUSTEE AND OFFICER INFORMATION continued

Officers:

                                                        TERM OF
                                                       OFFICE AND
                                   POSITION(S)         LENGTH OF
   NAME, AGE AND ADDRESS OF         HELD WITH             TIME               PRINCIPAL OCCUPATION(S)
       EXECUTIVE OFFICER            REGISTRANT          SERVED*               DURING PAST 5 YEARS
------------------------------ ------------------- -----------------  ---------------------------------------
Mitchell M. Merin (49)         President and       President since    President and Chief Operating Officer of
1221 Avenue of the Americas    Chief Executive     May 1999 and       Morgan Stanley Investment Management
New York, NY                   Officer             Chief Executive    (since December 1998); President,
                                                   Officer since      Director (since April 1997) and Chief
                                                   September 2002     Executive Officer (since June 1998) of
                                                                      the Investment Manager and Morgan
                                                                      Stanley Services; Chairman, Chief
                                                                      Executive Officer and Director of the
                                                                      Distributor (since June 1998); Chairman
                                                                      (since June 1998) and Director (since
                                                                      January 1998) of the Transfer Agent;
                                                                      Director of various Morgan Stanley
                                                                      subsidiaries; President (since May 1999)
                                                                      and Chief Executive Officer (since
                                                                      September 2002) of the Morgan Stanley
                                                                      Funds and TCW/DW Term Trusts; Trustee of
                                                                      various Van Kampen investment companies
                                                                      (since December 1999); previously Chief
                                                                      Strategic Officer of the Investment
                                                                      Manager and Morgan Stanley Services and
                                                                      Executive Vice President of the
                                                                      Distributor (April 1997-June 1998), Vice
                                                                      President of the Morgan Stanley Funds
                                                                      (May 1997-April 1999), and Executive
                                                                      Vice President of Morgan Stanley.

Barry Fink (47)                Vice President,     Since              General Counsel (since May 2000) and
1221 Avenue of the Americas    Secretary and       February 1997      Managing Director (since December 2000)
New York, NY                   General Counsel                        of Morgan Stanley Investment Management;
                                                                      Managing Director (since December 2000),
                                                                      and Secretary and General Counsel (since
                                                                      February 1997) and Director (since July
                                                                      1998) of the Investment Manager and
                                                                      Morgan Stanley Services; Assistant
                                                                      Secretary of Morgan Stanley DW; Vice
                                                                      President, Secretary and General Counsel
                                                                      of the Morgan Stanley Funds and TCW/DW
                                                                      Term Trusts (since February 1997); Vice
                                                                      President and Secretary of the
                                                                      Distributor; previously, Senior Vice
                                                                      President, Assistant Secretary and
                                                                      Assistant General Counsel of the
                                                                      Investment Manager and Morgan Stanley
                                                                      Services.

Thomas F. Caloia (56)          Treasurer           Since              Executive Director (since December 2002)
c/o Morgan Stanley Trust                           April 1989         and Assistant Treasurer of the
Harborside Financial Center,                                          Investment Manager, the Distributor and
Plaza Two                                                             Morgan Stanley Services; previously
Jersey City, NJ                                                       First Vice President of the Investment
                                                                      Manager, the Distributor and Morgan
                                                                      Stanley Services; Treasurer of the
                                                                      Morgan Stanley Funds.

Ronald E. Robison (63)         Vice President      Since              Managing Director, Chief Administrative
1221 Avenue of the Americas                        October 1998       Officer and Director (since February
New York, NY                                                          1999) of the Investment Manager and
                                                                      Morgan Stanley Services and Chief
                                                                      Executive Officer and Director of the
                                                                      Transfer Agent; previously Managing
                                                                      Director of the TCW Group Inc.

Joseph J. McAlinden (59)       Vice President      Since              Managing Director and Chief Investment
1221 Avenue of the Americas                        July 1995          Officer of the Investment Manager,
New York, NY                                                          Morgan Stanley Investment Management
                                                                      Inc. and Morgan Stanley Investments LP;
                                                                      Director of the Transfer Agent; Chief
                                                                      Investment Officer of the Van Kampen
                                                                      Funds.

Francis Smith (37)             Vice President      Since              Vice President and Chief Financial
c/o Morgan Stanley Trust       and Chief           September 2002     Officer of the Morgan Stanley Funds and
Harborside Financial Center,   Financial Officer                      the TCW/DW Term Trusts (since September
Plaza Two,                                                            2002); Executive Director of the
Jersey City, NJ                                                       Investment Manager and Morgan Stanley
                                                                      Services (since December 2001);
                                                                      previously, Vice President of the
                                                                      Investment Manager and Morgan Stanley
                                                                      Services (August 2000-November 2001),
                                                                      Senior Manager at PricewaterhouseCoopers
                                                                      LLP (January 1998-August 2000) and
                                                                      Associate-Fund Administration at
                                                                      BlackRock Financial Management (July
                                                                      1996-December 1997).

------------
* Each Officer serves an indefinite term, until his or her successor is elected.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS
Charles A. Fiumefreddo
Chairman of the Board

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E.  Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Vice President and Chief Financial Officer

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center-Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

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Morgan Stanley
Hawaii Municipal Trust

Annual Report
November 30, 2002

37876RPT-9377L02-AP-12/02